SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) - November 6, 2000

                                 HSB Group, Inc.
             (Exact name of registrant as specified in its charter)

         Connecticut                      001-13135              06-1475343
      (State or other                     (Commission            (IRS Employer
     jurisdiction of incorporation)       File Number)            Identification
                                                                  No.)

       One State Street, Hartford, Connecticut                  06102-5024
      (Address of principal executive offices)                   (Zip Code)

       Registrant's telephone number, including area code - (860-722-1866)


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Item 5.  Other Events

On November 6, 2000, the Registrant issued a joint press release announcing the approval by Registrant's shareholders of the acquisition of Registrant by American International Group, Inc. The press release is attached hereto as
Exhibit 99 and is incorporated herein by reference.


Item 7.  Exhibits.

99. Press release dated  November 6, 2000  announcing the approval by HSB Group,
Inc.   shareholders  of  the   acquisition  of  HSB  Group,   Inc.  by  American
International Group, Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                      HSB Group, Inc.


Dated:  November 7, 2000                             /s/ R. Kevin Price
                                                     R. Kevin Price
                                                     Senior Vice President
                                                     and Corporate Secretary